Friedman Billings Ramsey

THE FBR FUNDS

FIXED INCOME FUNDS
FBR MARYLAND TAX-FREE PORTFOLIO
FBR VIRGINIA TAX-FREE PORTFOLIO

PROSPECTUS

July 1, 2004
As Amended September 9, 2004

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT JUDGED WHETHER THESE FUNDS ARE GOOD INVESTMENTS OR WHETHER THE INFORMATION IN THIS PROSPECTUS IS ADEQUATE OR ACCURATE. ANYONE WHO INDICATES OTHERWISE IS COMMITTING A FEDERAL CRIME.

THE FBR FUNDS
1001 Nineteenth Street North, Arlington, VA 22209
888.888.0025
e-mail: funds@fbr.com
Internet: www.fbr.com/funds/

INVESTMENT ADVISER
Money Management Advisers, Inc., 1001 Nineteenth Street North, Arlington, VA 22209

DISTRIBUTOR
FBR Investment Services, Inc., 4922 Fairmont Avenue, Bethesda, MD  20814

ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN
FBR National Trust Company, 4922 Fairmont Avenue, Bethesda, MD  20814

SUB-TRANSFER AGENT
Integrated Fund Services, Inc. 221 East Fourth Street, Cincinnati, OH  45202

INDEPENDENT PUBLIC ACCOUNTANTS
Tait, Weller & Baker, 1818 Market Street, Philadelphia, PA  19103

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, and RELATED RISKS

FBR Maryland Tax-Free Portfolio (RSXLX)

OBJECTIVE. The FBR Maryland Tax-Free Portfolio (the "Maryland Fund" or the "Fund") seeks to provide investors with income derived from investments exempt from federal and Maryland state and local income taxes, including the individual Alternative Minimum Tax (AMT).

PRINCIPAL INVESTMENT STRATEGY. The Maryland Fund seeks to achieve its investment objective by investing at least 80% of its assets under normal conditions in securities issued by the State of Maryland, its political subdivisions, agencies and instrumentalities exempt from federal and Maryland state income tax, including AMT. The Maryland Fund may also invest in either general obligation or revenue bonds.  The Maryland Fund will principally invest in long-term term investment grade debt securities (i.e., securities rated in the top four rating categories established by nationally recognized rating organizations). Under normal circumstances, the Maryland Fund will invest in municipal bonds that are rated A or better by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P").

In managing the Maryland Fund, economic conditions and interest rate trends are considered when determining what securities to purchase. The average portfolio maturity will ordinarily exceed ten years; however, when, in the opinion of the Adviser, it is in the best interest of shareholders, the average maturity may be reduced to less than ten years.  The Maryland Fund may also purchase, without limitation, unrated municipal securities if, in the opinion of the Adviser, they are of an investment quality comparable to that of rated securities eligible for purchase by the Maryland Fund.  Additionally, the Maryland Fund may purchase securities that are rated below investment grade; such purchases will be limited to 5% of net assets.

Although the Maryland Fund seeks to invest its assets in securities described above, market conditions may occasionally limit the availability of such obligations.  During such periods, the Maryland Fund will seek to invest in municipal obligations, the interest on which may be subject to personal income taxes in your state of residence. Also, as a temporary defensive measure or to provide liquidity, the Maryland Fund may hold up to 30% of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises or repurchase agreements secured by such securities.  Income from such securities may be taxable for federal and state income tax purposes. Additionally, the Maryland Fund may invest up to 20% of its net assets in securities that are subject to the AMT.

The Maryland Fund is subject to a "fundamental" investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal circumstances, at least 80% of its net assets in securities, the income from which is exempt from Federal income taxes and Maryland state income tax. For purposes of this Prospectus, assets of the Maryland Fund means assets plus the amount of any borrowing for investment purposes.

FBR Virginia Tax-Free Portfolio (RSXIX)

OBJECTIVE.  The FBR Virginia Tax-Free Portfolio (the "Virginia Fund" or the "Fund") seeks to provide investors with income derived from investments exempt from federal and Virginia state and local income taxes, including the individual AMT.

PRINCIPAL INVESTMENT STRATEGIES.  The Virginia Fund seeks to achieve its investment objective by investing at least 80% of its assets under normal conditions in securities issued by the Commonwealth of Virginia, its political subdivisions, agencies and instrumentalities exempt from federal and Virginia state income tax, including AMT. The Virginia Fund may also invest in either general obligation or revenue bonds.  The Virginia Fund will principally invest in long-term term investment grade debt securities (i.e., securities rated in the top four rating categories established by nationally recognized rating organizations). Under normal circumstances, the Virginia Fund will invest in municipal bonds that are rated A or better by Moody's or S&P.

In managing the Virginia Fund, economic conditions and interest rate trends are considered when determining what securities to purchase. The average portfolio maturity will ordinarily exceed ten years; however, when, in the opinion of the Adviser, it is in the best interest of shareholders, the average maturity may be reduced to less than ten years.  The Virginia Fund may also purchase, without limitation, unrated municipal securities if, in the opinion of the Adviser, they are of an investment quality comparable to that of rated securities eligible for purchase by the Virginia Fund.  Additionally, the Virginia Fund may purchase securities that are rated below investment grade; such purchases will be limited to 5% of net assets.

Although the Virginia Fund seeks to invest its assets in securities described above, market conditions may occasionally limit the availability of such obligations.  During such periods, the Virginia Fund will seek to invest in municipal obligations, the interest on which may be subject to personal income taxes in your state of residence. Also, as a temporary defensive measure or to provide liquidity, the Virginia Fund may hold up to 30% of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises or repurchase agreements secured by such securities.  Income from such securities may be taxable for federal and state income tax purposes. Additionally, the Virginia Fund may invest up to 20% of its net assets in securities that are subject to the AMT.

The Virginia Fund is subject to a "fundamental" investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal circumstances, at least 80% of its net assets in securities, the income from which is exempt from Federal income taxes and Virginia state income tax. For purposes of this Prospectus, assets of the Virginia Fund means assets plus the amount of any borrowing for investment purposes.

FBR Maryland Tax-Free Portfolio and FBR Virginia Tax-Free Portfolio

ADDITIONAL INVESTMENT STRATEGIES.  The Maryland Fund and Virginia Fund (collectively called the "Funds") may invest up to 25% of their assets in new issues of municipal securities on a "when issued" basis; that is, at the time of the purchase commitment, both the interest and principal amount are fixed and payment and delivery of the securities normally occurs in 15 to 45 days.  The Funds intend to enter into purchase orders for when-issued securities with the intention of actually taking delivery of such securities, but it may sell when-issued securities prior to delivery if it is deemed advisable as a matter of investment strategy. During the period between the purchase commitment of a when issued security and actual delivery, no interest accrues to the purchaser and the market value of the security may fluctuate (although the Funds intend to take immediate delivery of these securities upon purchase).

The Funds may also purchase certain tax-exempt municipal obligations which have a variable rate of interest.  Such obligations bear interest at rates which vary with changes in specific market rates or indices, such as a bank prime rate.  Investment in these securities will be made only if the Funds may redeem them on demand within seven days.

PRINCIPAL RISKS.

General. Loss of money is a risk of investing in either of the Maryland Fund and Virginia Fund. As with any mutual fund, there is no guarantee that either of the Funds' performance will be positive over any period of time, either short-term or long-term. Also, an investment in the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Your investment in the Funds is not guaranteed. The net asset value of each Fund will change daily and you may lose money.

Non-diversification. The Funds are classified as non-diversified investment companies under the Investment Company Act of 1940, as amended, which means each Fund may own larger positions in a smaller number of securities,. A fund that is less diversified may be more susceptible to adverse economic, political, or regulatory developments affecting a single issuer than a fund that is more broadly diversified. However, each Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, which requires that, among other things, at the close of each quarter of each Fund's taxable year, a fund may not invest, with respect to 50% of its total assets, more than 5% of its total assets in the securities of any one issuer, and invest no more than 25% of the value of total assets in the securities of any one issue. These limits do not apply to U.S. Government securities or securities of other registered investment companies.

State specific risk.  Investing in securities in a single state is less diversified geographically then investing across many states; therefore, the Funds have greater exposure to unfavorable economic and political developments within their respective states.

Interest rate risk. The Funds invest in bonds whose values may fluctuate with changes in interest rates. When interest rates rise, bonds tend to decline in value, and when interest rates fall, bonds tend to increase in price. During a period of falling interest rates, it is likely that debt securities will be prepaid, or "called," prior to maturity, requiring the proceeds to be invested at a generally lower interest rate. Longer maturity bonds generally suffer greater declines than those with shorter maturities. The price volatility of municipal securities also depends on their maturities and durations.  Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates.  To compensate investors for this higher risk, municipal securities with longer maturities and durations generally offer higher yields than municipal securities with shorter maturities and durations.

Credit risk.  An investment in the Funds is also subject to credit risk, which is the risk that the issuer of the bonds may not be able to pay interest or principal when due.  The market prices of bonds are affected by the credit quality of their issuers.

Market risk. The Funds are subject to market risk, two components of which are interest rate risk and credit risk, as described above.  Market risk also includes the fluctuation of market prices with the forces of supply and demand.  Municipal bonds may, therefore, decline in value even if the overall market is doing well.

Other risks. Although the Maryland and Virginia Funds invest in variable rate securities that entitle each Fund to demand repayment in full (thus reducing credit risk), the demand feature is not always unconditional and may make the securities more difficult to sell quickly or without loss.

PERFORMANCE OF THE FUNDS

FIXED INCOME FUNDS

Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risk of an investment in the Funds. The bar chart shows each Fund's performance for each of the last 10 calendar years.  The table shows how each Fund's average annual returns for different calendar periods compare to those of a broad-based securities market index.  Returns shown assume reinvestment of dividends and distributions. The figures shown for each Fund include information from the periods covered by such Fund's corresponding predecessor prior to the reorganization of the Funds as a series of The FBR Funds on February 27, 2004.  Please see the Statement of Additional Information for more information.

Please keep in mind that how the Funds have performed in the past (before and after taxes) does not necessarily indicate how the Funds will perform in the future.

Maryland Fund Best Quarter: 5.86% 1st Qtr of 1995 Worst Quarter: (5.11)% 1st Qtr of 1994

Virginia Fund Best Quarter: 5.85% 1st Qtr of 1995 Worst Quarter: (4.71)% 1st Qtr of 1994

AVERAGE ANNUAL TOTAL RETURNS
For the Period Ended December 31, 2003

The table below compares each Fund's before and after-tax performance over time with that of the Lehman Brothers Municipal Bond Index. The figures shown for each Fund include information from the periods covered by such Fund's corresponding predecessor prior to the reorganization of the Funds as a series of The FBR Funds on February 27, 2004.  Please see the Statement of Additional Information for more information. The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Additionally, actual after-tax returns depend on your tax situation and may differ from those shown.  If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

	Maryland Fund			Virginia Fund
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Returns
Return Before Taxes	4.11%	4.66%	4.83%	4.61%	4.86%	5.02%
Return After Taxes on Distributions	4.05%	4.65%	4.82%	4.57%	4.84%	4.98%
Return After Taxes on Distributions and Sale of Fund Shares	4.15%	4.61%	4.79%	4.33%	4.74%	4.92%
Index (reflects no deduction for fees, expenses, or taxes)*
Lehman Brothers Municipal Bond Index**	5.31%	5.83%	6.02%	5.31%	5.83%	6.02%

* Investors should note that the Funds are professionally managed while the index is unmanaged, does not incur expenses and is not available for investment.

** The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market.

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and estimated expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases.........................................................................
Maximum Deferred Sales Charge...............................................................................................................
Maximum Sales Charge (Load) Imposed on Reinvested Dividends....................................................
Redemption Fee*.........................................................................................................................................

NONE NONE NONE 1.00%

______________________________

*     A redemption fee applies only to redemptions (including exchanges) of Fund shares made within 90 days of purchase. See "Redemption Fee" for more information. In addition, we charge a $10.00 wire fee for all redemption proceeds paid by federal wire made through the Funds' transfer agent, except on certain institutional and broker/dealer accounts..

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Maryland Tax-Free Portfolio	Virginia Tax-Free Portfolio

Management Fees	0.375%	0.375%
Distribution (12b-1) Fees	0.250%	0.250%
Other Expenses+	0.300%	0.300%
Total Annual Fund Operating Expenses	0.925%	0.925%

+Other Expenses are based on actual amounts that each Fund incurred during its most recent fiscal year. This item may fluctuate from year to year based on a Fund's investment operations and asset size.

Examples

These Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

These Examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Maryland Tax-Free Portfolio	$ 94	$ 295	$ 512	$ 1,137
Virginia Tax-Free Portfolio	$ 94	$ 295	$ 512	$ 1,137

FUND MANAGEMENT

Investment Adviser
Money Management Advisers, Inc. ("Adviser"), a Delaware corporation located at 1001 Nineteenth Street North, Arlington, Virginia 22209, serves as the Funds' investment adviser. Prior to January 1, 2002, the Adviser was a District of Columbia limited partnership known as Money Management Associates, L.P. The Adviser is a wholly-owned subsidiary of FBR National Trust Company ("FBR National"), the Fund's administrator, custodian, fund accounting and transfer agent.  The Adviser and FBR National are both wholly-owned subsidiaries of Friedman, Billings, Ramsey Group, Inc.

Established in 1974, the Adviser is registered with the Securities and Exchange Commission ("SEC") as an investment adviser and has served as the Funds' adviser since they commenced operations. Subject to the general supervision of the Funds' Board of Trustees, the Adviser manages the investment and reinvestment of the assets of the Funds and is responsible for the overall management of the Funds' business affairs.

As of January 31, 2004, the Adviser (who manages four no-load mutual funds) and its asset management affiliates, manage approximately $2.8 billion of gross assets (including leverage) for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations, and private partnerships.

Under an agreement with the Adviser, the Funds pay a management fee at an annual rate of 0.375% on each Fund's net assets.

For the year ended December 31, 2003, pursuant to an agreement between the Funds and the Adviser, for the advisory services performed, the Adviser received 0.625% of the average daily net assets of  the Funds.  Effective March 1, 2004, the Adviser has contractually agreed to a reduction of this fee to  0.375% of the average daily net assets of the Funds, pursuant to an agreement between the Funds and the Adviser dated February 28, 2004.

Sub-Adviser
The Adviser, on behalf of the Funds, has retained Asset Management, Inc. ("AMI"), located at 5530 Wisconsin Avenue, Suite 1500, Chevy Chase, Maryland 20815, to serve as the investment sub-adviser to the Funds. As the Funds' sub-adviser, AMI continually conducts investment research and supervision for the Funds, and is responsible for the purchase and sale of the Funds' investments. AMI is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.  As of January 31, 2004, AMI manages approximately $1.0 billion in assets on behalf of the Funds and other clients such as individuals, institutions and private partnerships.  AMI is a privately held company that was founded by Arthur A. Adler, Jr. in 1977.  Craig A. Pernick, Vice President, and Michael S. Gildenhorn, Executive Vice President, comprise the portfolio management team for the Funds.

For these services, the Adviser (and not the Funds) pays AMI a fee out of the Adviser's advisory fee.

INVESTING IN THE FUNDS

All purchases and redemptions of a Fund's shares are made at the Fund's net asset value next determined after receipt of the order. You pay no sales charges to invest in the Funds.

DETERMINATION OF NET ASSET VALUE

Your price for Fund shares is the Fund's net asset value per share, which is computed daily as of the close of regular trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open (a "Business Day"). Each Fund determines its net asset value by dividing the value of its net assets (i.e., assets less liabilities) by the total number of shares outstanding. The Funds' investments are valued based on market value. When market quotations are not readily available, the Funds use fair value as determined under procedures established by the Board of Trustees.

Purchase orders received by Integrated Fund Services, Inc. ("Integrated" or the "Transfer Agent") prior to the close of regular trading on the NYSE on any Business Day, are priced according to applicable net asset value determined on that date.  Purchase orders received after the close of regular trading on the NYSE are generally priced as of the time the net asset value is next determined.

HOW TO BUY SHARES

GENERAL

You may buy shares of the Funds on any Business Day. The minimum initial investment is $2,000.  There is no minimum requirement for subsequent investments. The Funds reserve the right to reject any purchase order or change the initial and subsequent investment minimum requirements at any time.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: when you open an account, a Fund must obtain the following information:

  Your name;

  Physical residential address (although post office boxes are still permitted for mailing);

  Date of birth; and

  Social security number, taxpayer identification number, or other identifying number.

We may also ask for other information that will allow us to identify you or to see certain identifying documents.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other third-party services.  Additional information may be required to open accounts for corporations and other non-natural persons.

Federal law prohibits the Funds from establishing new accounts unless it receives the minimum identifying information listed above. The Funds also may be required to close your account if it is unable to verify your identity within a reasonable time.

BUYING SHARES THROUGH THE DISTRIBUTOR, OTHER AUTHORIZED BROKER-DEALERS OR INVESTMENT PROFESSIONALS

The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

To buy shares through the Distributor or an Authorized Broker-Dealer, you may send a check, or wire Federal Funds. The Distributor or an investor's Authorized Broker-Dealer is responsible for forwarding purchase information and payment promptly to the Funds.

Shareholders whose shares are held through a brokerage account who desire to transfer such shares to another brokerage account should contact their current broker to effect the transfer.

Some broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals (collectively, "Investment Professionals") may charge their clients direct fees or impose conditions on investments in addition to or different from those described in this Prospectus. You should contact your Investment Professional concerning these fees and conditions (if any). Investment Professionals are solely responsible for promptly transmitting purchase and redemption orders to the Funds.

The Adviser or its affiliates may make payments to broker-dealers for certain administrative services provided in connection with the Funds.

BUYING SHARES THROUGH THE TRANSFER AGENT

To purchase shares through the Transfer Agent, you should complete the application (the "Account Application") accompanying this Prospectus and forward it with payment by check drawn on a U.S. bank or an accepted Canadian bank to The FBR Funds, c/o Integrated Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. You may make additional purchases of shares by mailing a check drawn on a U.S. bank or an accepted Canadian bank to the same address. If you pay for shares by check, the shares will be priced at the net asset value next determined after the Transfer Agent receives the check in proper form. No cash, money orders, traveler's checks, credit card checks, future or post-dated checks including stale-dated checks, counter or starter checks will be accepted. The Funds will accept third party checks, however, to protect against check fraud, the Funds may reject any purchase request involving a check that is not made payable to "The FBR Funds" (including, but not limited to, requests to purchase shares using third-party checks).

You may also purchase shares by federal wire. Call the Transfer Agent at 888.888.0025 prior to sending the wire to ensure you use the correct wiring instructions. The Transfer Agent will not process purchases or redemptions until it receives a fully completed and signed Account Application. There is no charge from the Funds to make a wire purchase, however your bank may charge a fee for handling wire transfers.

You should also notify the Transfer Agent before wiring funds for additional purchases.

IN-KIND PURCHASES

You may buy shares of the Funds "in-kind" through a transfer of securities as payment for the shares, if approved in advance by the Adviser. Securities used to purchase Fund shares must be appropriate investments for that Fund, must be consistent with the Fund's investment objective and policies, and must have readily available market quotations. The securities will be valued in accordance with the Funds' policy for calculating net asset value, determined as of the close of business the day on which the securities are received by the Fund in salable form. Whether a Fund will accept particular securities as payment will be decided in the sole discretion of the Adviser. If you are considering buying shares in this manner, please call 888.888.0025.

SYSTEMATIC INVESTMENT PROGRAM

The Systematic Investment Program allows you to buy shares of a Fund at regular intervals. If your bank or other financial institution allows automatic withdrawals, you may buy shares by having a designated account debited in the specified amount ($50 minimum) every month or quarter, on the fifth and/or twentieth day of the month. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be used for participation in the Systematic Investment Program. A minimum initial investment of $500 is required to enroll in the Systematic Investment Program. If you want to participate in the Systematic Investment Program, please call the Transfer Agent at 888.888.0025 to obtain the appropriate forms.

The Systematic Investment Program does not assure a profit and does not protect against loss in declining markets. Since the Systematic Investment Program involves the continuous investment in a Fund regardless of fluctuating price levels of the Fund shares, you should consider your financial ability to continue to purchase through periods of low price levels. The Funds may modify or terminate the Systematic Investment Program at any time or charge a service fee. No fee is currently charged or contemplated.

HOW TO REDEEM SHARES

GENERAL

You may redeem (sell) your shares on any Business Day. Your shares will be sold at the next NAV calculated after your order is received in proper form.

Normally, redemption proceeds will be mailed by the next business day after a Fund receives a redemption request in proper form, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a Fund. This generally applies to cases of very large redemptions or during unusual market conditions.

Notwithstanding the foregoing, with respect to a redemption of shares that were purchased recently by check, the Funds may withhold payment of redemption proceeds for up to 10 business days.

Your account may be redeemed after 60 days' written notice to you if your account's net asset value has fallen below $1,000 due to redemptions. If you receive notice that your account will be redeemed, you may avoid the redemption by investing additional amounts in your account to bring the balance over $1,000. You will not be required to redeem your account that has fallen below $1,000 due to market fluctuations.

REDEMPTION FEE

The Funds generally do not impose any charges when you redeem your shares. However, if you redeem or exchange shares within 90 days or less of buying them, the Funds will charge a redemption fee of 1% of the amount redeemed. The redemption fee is deducted from the redemption proceeds, is payable to the applicable Fund and is intended to offset out-of-pocket administrative costs and portfolio transaction costs caused by short-term trading. To calculate the redemption fee, the Funds will use the "first-in, first-out" (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. The fee is not imposed on the redemption of shares acquired by reinvestment of dividends or distributions of a fund or shares held in certain omnibus accounts and in certain retirement and profit-sharing plans.

REDEEMING THROUGH THE DISTRIBUTOR, AUTHORIZED BROKER-DEALERS OR INVESTMENT PROFESSIONALS

If you hold Fund shares through a brokerage account, you must submit redemption requests to your account executive or Authorized Broker-Dealer, either in person or by telephone, mail or wire. As the Funds' agent, the Distributor or another Authorized Broker-Dealer may honor a redemption request by repurchasing Fund shares from you at the shares' net asset value next computed after the Distributor or Authorized Broker-Dealer receives your request. Under normal circumstances, redemption proceeds will be paid by check or credited to your brokerage account within three days. The Distributor and Authorized Broker-Dealers are responsible for promptly sending redemption requests to the Transfer Agent.   You may also place redemption requests through an Investment Professional, who might charge a fee for this service.

REDEEMING THROUGH THE TRANSFER AGENT

REDEMPTION IN WRITING.  If you do not hold shares through a brokerage account and you wish to redeem shares, you may redeem your shares through the Transfer Agent by sending a written request directly to: The FBR Funds, c/o Integrated Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio  45201-5354.  Include the following information in your redemption request:

  the name of the Fund and account number you are redeeming from;

  your name(s) and address as it appears on your account;

  the dollar amount or number of shares you wish to redeem;

  your signature(s) as it appears on your account registration; and

  a daytime telephone number.

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion signature guarantee to help protect against fraud. We accept original signature guarantees from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations participating in a Medallion program. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and New York Stock Exchange, Inc. Medallion Signature Program (MSP). SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THESE PROGRAMS WILL NOT BE ACCEPTED.

Some of the circumstances requiring an original Medallion signature guarantee from one of the above programs include:

  Redemption proceeds that exceed $100,000

  Proceeds that are not being paid to the owner of record, including the transfer of assets

  Proceeds that are being sent to an address other than the address of record

  Proceeds to be paid within 30 days of an address change

  Proceeds being wired to bank instructions added to the account within the previous 10 days

We may require additional documentation of authority when a corporation, partnership, trust, fiduciary, executor or administrator requests a redemption.  Contact the Transfer Agent for requirements.

REDEMPTION BY TELEPHONE/PAYMENT BY WIRE TRANSFER.  You may redeem shares by telephone if you elected this option on your initial Account Application. If you wish to add this privilege to your account, please call the Transfer Agent at 888.888.0025 for instructions.

If you redeem shares by telephone, we will mail a check for the redemption proceeds to your registered address unless you have designated in your Account Application or Telephone Authorization that redemption proceeds are to be sent by wire transfer to a specific checking or savings account. In that case, if we receive a telephone redemption request before the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), we will wire the redemption proceeds to your bank account on the next day that a wire transfer can be effected. We charge a transaction fee of $10.00 for payments by wire. This fee may be waived for certain institutional accounts and broker/dealer accounts.

 In order to protect your investment assets, the Funds will only follow instructions received by telephone that it reasonably believes to be  genuine. However, there is no guarantee that the instructions relied upon will always be genuine and the Funds will not be liable, in those cases. The Funds have certain procedures to confirm that telephone instructions are genuine. Some of these procedures may include requiring personal identification; making checks payable only to the owner(s) of the account shown on the Funds' records; mailing checks only to the account address shown on the Funds' records; directing wires only to the bank account shown on the Funds' records; providing written confirmation for transactions requested by telephone; and tape recording instructions received by telephone. The Funds reserve the right to refuse any transaction they believe to not be genuine.

REDEMPTION IN-KIND

The Funds reserve the right to make a "redemption in-kind" payment in portfolio securities rather than cash if the amount you are redeeming is large enough to affect Fund operations (for example, if it represents more than 1% of a Fund's assets).

AUTOMATIC WITHDRAWAL

The Funds have an automatic withdrawal program, which allows you to withdraw a specified dollar amount (minimum of $100) on either a monthly or quarterly basis. You must have a minimum account balance of $10,000 to enroll in the automatic withdrawal program. We will redeem shares in your account for this purpose. As with other redemptions, we will charge a 1% fee for shares held 90 days or less in the Funds (see "Redemption Fee"). You may obtain an application for automatic withdrawal from the Distributor or the Transfer Agent. If, as a result of your automatic withdrawals, your account falls below $1,000, it may be subject to the minimum account balance requirements. You may cancel the automatic withdrawal at any time. The Funds reserve the right to cancel the plan if, on two or more consecutive months, there has been insufficient shares in your account. The Funds may modify or terminate the automatic withdrawal program at any time.

SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

You may exchange your shares of a Fund for shares of another Fund described in this Prospectus or for shares of any of the following FBR Funds:

• FBR Small Cap Financial Fund	• FBR Large Cap Technology Fund
• FBR Large Cap Financial Fund	• FBR Small Cap Technology Fund
• FBR Small Cap Fund	• FBR American Gas Index Fund
• FBR Fund for Government Investors

You should obtain and read the current Prospectus of the Fund you want to acquire in an exchange by calling 888.888.0025. Please note that proceeds of shares exchanged within 90 days or less of purchase will be subject to a 1% redemption fee. The Fund you are exchanging into must be available for sale in your state and the registration for both accounts must be identical. Exchanges will be effected at the respective net asset values of the Funds involved as next determined after receipt of the exchange request. The exchange privilege may be modified or withdrawn at any time and is subject to certain limitations.

If you wish to make an exchange, you may do so by sending a written request to the Transfer Agent. You will automatically be provided with telephone exchange privileges when you open your account, unless you indicate on the Account Application that you do not wish to use this privilege. You may add a telephone exchange feature to an existing account that previously did not provide for this option.  If you wish to add this privilege to you your account, please call the Transfer Agent at 888.888.0025 for instructions.

When you enact an exchange, a new account will be established with the exact registration and options as the account you are exchanging from unless you are exchanging into an existing account. If you want different options for the new account, you must specify this in writing, with all signatures guaranteed as described above. See "Redemption In Writing."

For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your own tax adviser concerning the tax consequences of an exchange.

If an exchange is to a new Fund, the dollar value of shares acquired must meet the Fund's minimum investment for a new account.  Any amount that remains in a Fund account after an exchange must not drop below the minimum account value required by the Funds.

OTHER IMPORTANT INVESTMENT INFORMATION

DISTRIBUTION FEES

The Fixed Income Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act which allows the Funds to pay distribution fees for the sale and distribution of its shares. Under these plans, each Fund pays a distribution fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND DISTRIBUTIONS

Dividends of the Funds are declared each day the Funds are open for business and paid monthly.  Capital gains, if any, will be distributed on an annual basis usually in November or December. Account statements showing dividends paid will be mailed to shareholders monthly. Dividends reflect daily net income, which generally consists of accrued interest and accretion of discount less amortization of premium and expenses of a Fund. The Funds may make additional distributions if necessary to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").

You may choose to have dividends and distributions of a Fund paid to you in cash or additional shares of the Fund. You should make this election on your Account Application but you may change your election by giving written notice to the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If you do not choose otherwise, all dividends and distributions will be reinvested in the Fund paying the dividend and/or distribution.

If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAX CONSIDERATIONS

Investments in the Funds have tax consequences that you should consider.  This section briefly describes some of the more common federal tax consequences.  A more detailed discussion about the tax treatment of distributions from a Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of a Fund, is contained in the Statement of Additional Information.  You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

Any income dividends paid by the Maryland Fund and Virginia Fund should generally be exempt from federal income taxes, including AMT, and should also be exempt from state income taxes for resident shareholders in Maryland or Virginia, as applicable, and in certain cases, exempt from local taxes.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains.  Dividend distributions and short-term capital gains generally will be taxed as ordinary income.  The tax you pay on a given capital gains distribution generally depends on how long a Fund held the portfolio securities it sold.  It does not depend on how long you held your Fund shares.

Currently applicable tax provisions generally provide for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock.  These rate reductions do not apply to corporate taxpayers or to foreign shareholders.  The following are guidelines for how certain distributions by a Fund are generally taxed to individual taxpayers:

  Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

  Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

  A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

  Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Distributions of long-term gains from sales by a Fund before May 6, 2003 will be taxed at the maximum rate of 20%.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns.  Each year the Funds will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

The Funds may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. federal income tax liability.

TAXES ON SALES OR EXCHANGES

If you sell shares of a Fund or exchange them for shares of another Fund, you generally will be subject to tax on any taxable gain.  Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange).  Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain.  If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of the shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of a Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request. The figures shown for each Fund include information of such corresponding predecessor for the periods prior to the reorganization of the Funds as a series of The FBR Funds on February 27, 2004.

FBR Maryland Tax-Free Portfolio

                                                                                                                                            For The Years Ended December 31,

	2003	2002	2001	2000	1999
Per Share Operating Performance: Net Asset Value, Beginning of Year.........................	$11.31	$10.93	$ 10.93	$ 10.55	11.23

Income from Investment Operations: Net Investment Income.............................................	0.46	0.47	0.49	0.51	0.50
Net Realized and Unrealized Gain (Loss) on Investments.............................................................	(0.01)	0.39	0.00*	0.38	(0.68)
Total from Investment Operations......	0.45	0.86	0.49	0.89	(0.18)
Distributions to Shareholders: From Net Investment Income..	(0.46)	(0.47)	(0.49)	(0.51)	(0.50)
From Net Realized Gain...................................	(0.02)	(0.01)	-	-	-

Total Distributions to Shareholders	(0.48)	(0.48)	(0.49)	(0.51)	(0.50)

Net Increase (Decrease) in Net Asset Value......	(0.03)	0.38	-	0.38	(0.68)
Net Asset Value, End of Year......................................	$11.28	$ 11.31	$ 10.93	$ 10.93	$ 10.55
	===	====	====	====	====
Total Investment Return..............................................	4.11%	8.01%	4.50%	8.64%	(1.63)%

Ratios and Supplemental Data: Net Assets at End of Year (in thousands)........... Ratio of Expenses to Average Net Assets.............. Ratio of Net Income to Average Net Assets...........	$42,734 0.93% 4.07%	$42,314 0.92% 4.25%	$39,957 0.93% 4.43%	$39,500 0.93% 4.76%	$42,132 0.93% 4.59%
Portfolio Turnover Rate.............................................	11%	17%	17%	7%	12%

*  The per share realized and unrealized loss is less than $0.01.

FBR Virginia Tax-Free Portfolio

                                                                                                                                                  For The Years Ended December 31,

	2003	2002	2001	2000	1999
Per Share Operating Performance: Net Asset Value, Beginning of Year.........................	$11.59	$ 11.05	$ 11.13	$ 10.49	$ 11.42

Income from Investment Operations: Net Investment Income.............................................	0.44	0.46	0.49	0.50	0.50
Net Realized and Unrealized Gain (Loss) on Investments.............................................................	0.08	0.54	(0.08)	0.64	(0.91)
Total from Investment Operations..	0.52	1.00	0.41	1.14	(0.41)

Distributions to Shareholders: Dividends (from net investment income)..............	(0.44)	(0.46)	(0.49)	(0.50)	(0.50)
Distributions (from capital gains)............................	(0.01)	-	-	-	(0.02)
Total Distributions to Shareholders.................	(0.45)	(0.46)	(0.49)	(0.50)	(0.52)
Net Increase (Decrease) in Net Asset Value.............	0.07	0.54	(0.08)	0.64	(0.93)

Net Asset Value, End of Year......................................	$11.66	$ 11.59	$ 11.05	$ 11.13	$ 10.49
	===	====	====	====	====
Total Investment Return..............................................	4.61%	9.25%	3.67%	11.15%	(3.75)%
Ratios and Supplemental Data: Net Assets at End of Year (in thousands)........... Ratio of Expenses to Average Net Assets.............. Ratio of Net Income to Average Net Assets...........	$31,563 0.93% 3.80%	$32,373 0.92% 4.09%	$30,229 0.92% 4.35%	$28,898 0.92% 4.67%	$28,926 0.93% 4.51%
Portfolio Turnover Rate..............................................	24%	19%	22%	8%	26%

ADDITIONAL INFORMATION

THE FBR FUNDS
Fixed Income Funds

Additional information about the Funds is available free of charge, upon request, in the following forms:

- Statement of Additional Information--additional information about the Funds' operations. The information presented in the Statement of Additional Information is incorporated by reference into this prospectus.

- Annual Report--additional information about the Funds' investments and a discussion of market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

- Semi-Annual Report--additional information about the Funds' investments.

To request a free copy of any of the materials described above, or to make other inquiries, contact us:

By telephone:       888.888.0025

By mail:                  The FBR Funds
                                Fixed Income Funds
                                P.O. Box 5354
                                Cincinnati, OH  45201-5354

By e-mail:               funds@fbr.com

On the Internet:    www.fbr.com\funds\

Information about the Funds (including the Funds' Statement of Additional Information) can also be reviewed and copied at the Securities Exchange Commission's ("SEC") Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 202.942.8090. Reports and other information about the Funds are available on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-21503